UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐   Soliciting Material Under Rule 14a-12

MORGAN STANLEY INSTITUTIONAL FUND TRUST

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

GENERAL BROKER

BROADRIDGE CORPORATE ISSUER SOLUTIONS
1717 ARCH ST, SUITE 1300
PHILADELPHIA, PA 19103

RICKY CAMPANA
51 MERCEDES WAY
EDGEWOOD, NY 11717

1 1

1 OF 2

MSIFT CORE PLUS FIXED INCOME-L

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 12/15/2023 at 9:00 AM EST.

Make your vote count.

Vote must be received by 12/14/2023 to be counted.

→ XXXX XXXX XXXX XXXX

Visit www.ProxyVote.com

Call 1-800-555-5555

Return this form in the enclosed postage-paid envelope.

Vote in person the day of the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

The following proxy material for the meeting is available at www.ProxyVote.com:
THE NOTICE AND PROXY STATEMENT,ANNUAL REPORT,FORM 10-K

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MSIFT CORE PLUS FIXED INCOME-L

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization between Morgan Stanley Institutional Fund Trust, on behalf of Core Plus Fixed Income Portfolio ("Acquired Fund"), and Morgan Stanley ETF Trust, on behalf of Eaton Vance Total Return Bond ETF ("Acquiring Fund"), providing for the transfer of substantially all the assets of the Acquired Fund to the Acquiring Fund, in exchange for the assumption of the Acquired Fund's stated liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.	☐ 030301	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. Yes ☐ No ☐

Signature [PLEASE SIGN WITHIN BOX] Date

XXXX XXXX XXXX XXXX 12/15/2023 15,650.00000
617440128 1234567890123456789 S75566

0001629974_1 R1.0.0.6

GENERAL BROKER

BROADRIDGE CORPORATE ISSUER SOLUTIONS
1717 ARCH ST, SUITE 1300
PHILADELPHIA, PA 19103

RICKY CAMPANA
51 MERCEDES WAY
EDGEWOOD, NY 11717

1 OF 2
1
1

MSIFT CORE PLUS FIXED INCOME-I

THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 12/15/2023 at 9:00 AM EST.

Make your vote count.

Vote must be received by 12/14/2023 to be counted.

→ XXXX XXXX XXXX XXXX

Visit www.ProxyVote.com	Call 1-800-555-5555	Return this form in the enclosed postage-paid envelope.	Vote in person the day of the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

The following proxy material for the meeting is available at www.ProxyVote.com:
THE NOTICE AND PROXY STATEMENT,ANNUAL REPORT,FORM 10-K

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MSIFT CORE PLUS FIXED INCOME-I

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization between Morgan Stanley Institutional Fund Trust, on behalf of Core Plus Fixed Income Portfolio ("Acquired Fund"), and Morgan Stanley ETF Trust, on behalf of Eaton Vance Total Return Bond ETF ("Acquiring Fund"), providing for the transfer of substantially all the assets of the Acquired Fund to the Acquiring Fund, in exchange for the assumption of the Acquired Fund's stated liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.	☐	030301 ☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. **Yes** ☐ **No** ☐

Signature [PLEASE SIGN WITHIN BOX] Date

XXXX XXXX XXXX XXXX	12/15/2023	15,650.00000
617440300	1234567890123456789	S75566

000162997 5_1 R1.0.0.6

GENERAL BROKER

BROADRIDGE CORPORATE ISSUER SOLUTIONS
1717 ARCH ST, SUITE 1300
PHILADELPHIA, PA 19103

RICKY CAMPANA
51 MERCEDES WAY
EDGEWOOD, NY 11717

1 OF 2
1
1

MSIFT CORE PLUS FIXED INCOME-A

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 12/15/2023 at 9:00 AM EST.

Make your vote count.

Vote must be received by 12/14/2023 to be counted.

→ XXXX XXXX XXXX XXXX

Visit www.ProxyVote.com

Call 1-800-555-5555

Return this form in the enclosed postage-paid envelope.

Vote in person the day of the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

The following proxy material for the meeting is available at www.ProxyVote.com:
THE NOTICE AND PROXY STATEMENT,ANNUAL REPORT,FORM 10-K

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MSIFT CORE PLUS FIXED INCOME-A

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization between Morgan Stanley Institutional Fund Trust, on behalf of Core Plus Fixed Income Portfolio ("Acquired Fund"), and Morgan Stanley ETF Trust, on behalf of Eaton Vance Total Return Bond ETF ("Acquiring Fund"), providing for the transfer of substantially all the assets of the Acquired Fund to the Acquiring Fund, in exchange for the assumption of the Acquired Fund's stated liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.	☐ 030301	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. Yes ☐ No ☐

Signature [PLEASE SIGN WITHIN BOX] Date

XXXX XXXX XXXX XXXX 12/15/2023 15,650.00000
617440581 1234567890123456789 S75566

0001629976_1 R1.0.0.6

GENERAL BROKER

BROADRIDGE CORPORATE ISSUER SOLUTIONS
1717 ARCH ST, SUITE 1300
PHILADELPHIA, PA 19103

RICKY CAMPANA
51 MERCEDES WAY
EDGEWOOD, NY 11717

1 OF 2
1
1

MSIFT CORE PLUS FIXED INCOME - R6

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 12/15/2023 at 9:00 AM EST.

Make your vote count.

Vote must be received by 12/14/2023 to be counted.

XXXX XXXX XXXX XXXX

Visit www.ProxyVote.com

Call 1-800-555-5555

Return this form in the enclosed postage-paid envelope.

Vote in person the day of the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

The following proxy material for the meeting is available at www.ProxyVote.com:
THE NOTICE AND PROXY STATEMENT,ANNUAL REPORT,FORM 10-K

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MSIFT CORE PLUS FIXED INCOME - R6

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For		Against	Abstain
1. To approve an Agreement and Plan of Reorganization between Morgan Stanley Institutional Fund Trust, on behalf of Core Plus Fixed Income Portfolio ("Acquired Fund"), and Morgan Stanley ETF Trust, on behalf of Eaton Vance Total Return Bond ETF ("Acquiring Fund"), providing for the transfer of substantially all the assets of the Acquired Fund to the Acquiring Fund, in exchange for the assumption of the Acquired Fund's stated liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.	☐	030301	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. **Yes** ☐ **No** ☐

Signature [PLEASE SIGN WITHIN BOX] Date

XXXX XXXX XXXX XXXX 12/15/2023 15,650.00000
617455530 1234567890123456789 S75566

0001629977_1 R1.0.0.6

GENERAL BROKER

BROADRIDGE CORPORATE ISSUER SOLUTIONS
1717 ARCH ST, SUITE 1300
PHILADELPHIA, PA 19103

RICKY CAMPANA
51 MERCEDES WAY
EDGEWOOD, NY 11717

1 OF 2
1
1

MSIFT CORE PLUS FIXED INCOME - C

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 12/15/2023 at 9:00 AM EST.

Make your vote count.

Vote must be received by 12/14/2023 to be counted.

→ XXXX XXXX XXXX XXXX

- **Visit www.ProxyVote.com**
- **Call 1-800-555-5555**
- **Return this form in the enclosed postage-paid envelope.**
- **Vote in person the day of the meeting.**

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

The following proxy material for the meeting is available at www.ProxyVote.com:
THE NOTICE AND PROXY STATEMENT,ANNUAL REPORT,FORM 10-K

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MSIFT CORE PLUS FIXED INCOME - C

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization between Morgan Stanley Institutional Fund Trust, on behalf of Core Plus Fixed Income Portfolio ("Acquired Fund"), and Morgan Stanley ETF Trust, on behalf of Eaton Vance Total Return Bond ETF ("Acquiring Fund"), providing for the transfer of substantially all the assets of the Acquired Fund to the Acquiring Fund, in exchange for the assumption of the Acquired Fund's stated liabilities by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.	☐ 030301	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. **Yes** ☐ **No** ☐

Signature [PLEASE SIGN WITHIN BOX] Date

XXXX XXXX XXXX XXXX | 12/15/2023 | 15,650.00000
617455795 | 1234567890123456789 | S75566

0001629978_1 R1.0.0.6

GENERAL BROKER

BROADRIDGE CORPORATE ISSUER SOLUTIONS
1717 ARCH ST, SUITE 1300
PHILADELPHIA, PA 19103

RICKY CAMPANA
51 MERCEDES WAY
EDGEWOOD, NY 11717

1 OF 2
1
1

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

MSIFT SHORT DURATION MUNI INC PORT-A

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 12/15/2023 at 9:00 AM EST.

Make your vote count.

Vote must be received by 12/14/2023 to be counted.

→ **XXXX XXXX XXXX XXXX**

Visit www.ProxyVote.com

Call 1-800-555-5555

Return this form in the enclosed postage-paid envelope.

Vote in person the day of the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com:
THE NOTICE AND PROXY STATEMENT,ANNUAL REPORT,FORM 10-K

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MSIFT SHORT DURATION MUNI INC PORT-A

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization between Morgan Stanley Institutional Fund Trust, on behalf of Short Duration Municipal Income Portfolio ("Acquired Fund"), and Morgan Stanley ETF Trust, on behalf of Eaton Vance Short Duration Municipal Income ETF ("Acquiring Fund"), providing for transfer of substantially all assets of Acquired Fund to Acquiring Fund, in exchange for assumption of Acquired Fund's stated liabilities by Acquiring Fund and shares of Acquiring Fund, followed by complete liquidation of Acquired Fund.	☐	030301 ☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. **Yes** ☐ **No** ☐

Signature [PLEASE SIGN WITHIN BOX] Date

XXXX XXXX XXXX XXXX 12/15/2023 15,650.00000
617455480 1234567890123456789 S75566

0001629979_1 R1.0.0.6

GENERAL BROKER

BROADRIDGE CORPORATE ISSUER SOLUTIONS
1717 ARCH ST, SUITE 1300
PHILADELPHIA, PA 19103

RICKY CAMPANA
51 MERCEDES WAY
EDGEWOOD, NY 11717

1 OF 2
1
1

MSIFT SHORT DURATION MUNI INC PORT-INST

THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 12/15/2023 at 9:00 AM EST.

Make your vote count.

Vote must be received by 12/14/2023 to be counted.

→ XXXX XXXX XXXX XXXX

Visit www.ProxyVote.com | **Call 1-800-555-5555** | **Return this form in the enclosed postage-paid envelope.** | **Vote in person the day of the meeting.**

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

The following proxy material for the meeting is available at www.ProxyVote.com:
THE NOTICE AND PROXY STATEMENT,ANNUAL REPORT,FORM 10-K

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MSIFT SHORT DURATION MUNI INC PORT-INST

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization between Morgan Stanley Institutional Fund Trust, on behalf of Short Duration Municipal Income Portfolio ("Acquired Fund"), and Morgan Stanley ETF Trust, on behalf of Eaton Vance Short Duration Municipal Income ETF ("Acquiring Fund"), providing for transfer of substantially all assets of Acquired Fund to Acquiring Fund, in exchange for assumption of Acquired Fund's stated liabilities by Acquiring Fund and shares of Acquiring Fund, followed by complete liquidation of Acquired Fund.	☐ 030301	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. **Yes** ☐ **No** ☐

Signature [PLEASE SIGN WITHIN BOX] | Date

XXXX XXXX XXXX XXXX | 12/15/2023 | 15,650.00000
617455498 | 1234567890123456789 | S75566

0001629980_1 R1.0.0.6

GENERAL BROKER

BROADRIDGE CORPORATE ISSUER SOLUTIONS
1717 ARCH ST, SUITE 1300
PHILADELPHIA, PA 19103

RICKY CAMPANA
51 MERCEDES WAY
EDGEWOOD, NY 11717

1 OF 2
1
1

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

MSIFT SHORT DURATION MUNI INC PORT-IR

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 12/15/2023 at 9:00 AM EST.

Make your vote count.

Vote must be received by 12/14/2023 to be counted.

→ XXXX XXXX XXXX XXXX

Visit www.ProxyVote.com	Call 1-800-555-5555	Return this form in the enclosed postage-paid envelope.	Vote in person the day of the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy material for the meeting is available at www.ProxyVote.com:
THE NOTICE AND PROXY STATEMENT,ANNUAL REPORT,FORM 10-K

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MSIFT SHORT DURATION MUNI INC PORT-IR

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization between Morgan Stanley Institutional Fund Trust, on behalf of Short Duration Municipal Income Portfolio ("Acquired Fund"), and Morgan Stanley ETF Trust, on behalf of Eaton Vance Short Duration Municipal Income ETF ("Acquiring Fund"), providing for transfer of substantially all assets of Acquired Fund to Acquiring Fund, in exchange for assumption of Acquired Fund's stated liabilities by Acquiring Fund and shares of Acquiring Fund, followed by complete liquidation of Acquired Fund.	☐ 030301	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

0001629981_1 R1.0.0.6

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. **Yes** ☐ **No** ☐

Signature [PLEASE SIGN WITHIN BOX] Date

XXXX XXXX XXXX XXXX	12/15/2023	15,650.00000
617455514	1234567890123456789	S75566